ASSIGNMENT AGREEMENT AND GENERAL RELEASE

     This Assignment and General Release (the "Agreement") is effective as of December 20, 2004, and is by and among Motorsports Emporium, Inc., (formerly Ten Stix, Inc.), a Nevada corporation ("Motorsports"), Thomas E. Sawyer ("Sawyer"), Tony A. Cranford ("Cranford"), and Ten Stix Gaming, Inc., a Colorado corporation ("TSG").

                                    RECITALS

     A. Whereas, Ten Stix Gaming, Inc., a Colorado corporation ("TSG"), is a wholly-owned subsidiary of Motorsports Emporium, Inc., (formerly Ten Stix, Inc.).

     B. Whereas, TSG was organized pursuant to that certain Management Severance Agreement, dated June 30, 2004, between Motorsports, Sawyer, Cranford and Robert Brehm, which provided among other things that (i) Brehm would loan or arrange a loan to Motorsports of $185,000 in order for Motorsports to satisfy the Stipulation entered into between Motorsports and Rapid Funding, LLC, (ii) all gaming related assets related to Motorsports' gaming business were to be assigned and transferred to TSG, (iii) Sawyer and Cranford were to resign as officers and directors of Motorsports, (iv) TSG would assume all liabilities and obligations of Motorsports relating to the gaming assets, (v) upon the assignment of the gaming related business assets by Motorsports to TSG and the assumption of the liabilities and obligations associated with those assets, Sawyer and Cranford would be appointed as the officers and directors of TSG, and
(vi) Motorsports would assign and transfer 80% of the common stock of TSG to Sawyer and Cranford in consideration of their forgiveness of any and all unpaid accrued payroll, compensation, obligations, advances and loans due and owing by Motorsports, obligations o and the release of Motorsports, its officers, directors, consultants, attorneys, etc., of all claims.

     C. Whereas, the Management Severance Agreement further anticipated the execution of Consulting Agreements with Sawyer and Cranford, under which Sawyer and Cranford shall receive an aggregate of $60,000 for consulting services to Motorsports in the transition of gaming operations to TSG, and TSG shall receive an additional $40,000 for transitional and spin-off related costs.

     D. Whereas, on July 1, 2004, Edify Capital Group, Inc., loaned $185,000 to Motorsports.

     E. Whereas, on September 26, 2004, both Sawyer and Cranford resigned as officers and directors of Ten Stix.

     F. Whereas, pursuant to that certain Assignment and Assumption Agreement, effective as of November 4, 2004, all gaming related assets of Motorsports were assigned to TSG.

     G. Whereas, between October 19, 2004 and November 5, 2004, pursuant to those certain Assignment, Assumption and Release Agreements, certain liabilities and obligations of Motorsports relating to the gaming related assets and business were assigned by Motorsports to TSG, assumed by TSG and Motorsports was released from said liabilities by those creditors.

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

     H. Whereas, Sawyer and Cranford have been appointed as the officers and directors of TSG and have been operating TSG on behalf of Motorsports.

     I. Whereas, on November 24, 2004, Motorsports through its wholly-owned subsidiary, Scottsdale Diecast, Inc., an Arizona corporation, acquired the assets of Scalecars Ltd., and changed its principal business to selling die cast scale cars and motor sports accessories.

     J. Whereas, Sawyer and Cranford have expressed their desire to acquire 100% of the outstanding stock of TSG from Motorsports rather than only 80%.

     K. Whereas, Motorsports has agreed to desires to divest itself of 100% of its interest in TSG and the gaming related business rather than 80% as set forth in the Management Severance Agreement, in consideration of the full release and waiver of Motorsports and the Released Parties as set forth herein, of any and all obligations and performance due and owing by Motorsports to TSG, Cranford and Sawyer, including without limitation, the payment of any deferred and unpaid accrued salaries, compensation, loans to and on behalf of the corporation, reimbursement and/or any other claims, by TSG, Sawyer and Cranford of, and in full satisfaction thereof, Motorsports has agree to assign and transfer to Sawyer and Cranford, and Sawyer and Cranford agree to accept an aggregate of 1,100,000 shares of common stock of TSG (the "Shares"), 550,000 shares to Sawyer and 550,000 shares to Cranford. Notwithstanding the above, the provision of the Management Severance Agreement which provides for the execution of Consulting Agreements with Sawyer and Cranford, under which Sawyer and Cranford shall receive an aggregate of $60,000 for consulting services from Motorsports shall remain in full force.

     Now therefore, the Parties agree as follows:

                                    AGREEMENT

     1. Assignment of Shares. In consideration of the full release and waiver of all deferred salary, reimbursement, and/or any other claims, by TSG, Sawyer and Cranford of Motorsports, as set forth herein, Motorsports hereby assigns, transfers and irrevocably conveys 550,000 restricted shares of common stock of TSG to Thomas E. Sawyer and 550,000 restricted shares of common stock of TSG to Tony A. Cranford, which shares represent 100% of the issued and outstanding shares of Ten Stix Gaming, Inc.

     2. Release by TSG, Sawyer and Cranford.

          (a) In consideration of the assignment of 100% of the issued and outstanding shares of TSG, to Sawyer and Cranford, as set forth above, with the exception of the provision of the Management Severance Agreement which provides for the execution of Consulting Agreements with Sawyer and Cranford, under which Sawyer and Cranford shall receive an aggregate of $60,000 for consulting

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     services which shall survive this agreement and remain in full force, TSG,
     Sawyer and Cranford, for themselves and on behalf of any and all of their affiliates, predecessors, officers, directors, shareholders, successors and assigns hereby discharge and release Motorsports, and its assigns, officers, directors, attorneys, agents, consultants, representatives, principals, predecessors and successors in interest, including without limitation, David Keaveney, Robert Brehm, Wenthur & Chachas, LLP and its attorneys (the "Released Parties"), from any and all claims, demands, obligations pursuant to any agreement, liabilities, or causes of action of any nature whatsoever that TSG, Sawyer and Cranford may now have or hereinafter acquire against the Released Parties, and TSG, Sawyer and Cranford, hereby waive application of California Civil Code Section 1542.

          (b) TSG, Sawyer and Cranford, hereby acknowledge and agree that this release applies to all claims for all injuries, damages, performance under any verbal or written agreement, losses or alleged claims or causes of action to Assignees, their property, or interest whether those injuries, damages, losses, or rights are known or unknown, foreseen or unforeseen, or patent or latent that Assignees may now have or may hereinafter accrue. Assignees hereby waive application of California Civil Code Section 1542, which states:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          (c) TSG, Sawyer and Cranford fully understand and acknowledge the significance and consequences of the waiver of California Civil Code
     Section 1542 in that if they should suffer or discover damages or losses or claims against the Released Parties, they will not be able to make any claim for those damages or losses, or seek to rescind this Agreement. Furthermore, TSG, Sawyer and Cranford acknowledge that they intend these consequences even as to potential claims that may exist as of the date of the signing of this Agreement but which TSG, Sawyer and Cranford do not know exist, or if known, would have materially affected the decision of TSG, Sawyer and Cranford to execute this Agreement.

          (d) TSG, Sawyer and Cranford acknowledge and represent that they have been apprised of all relevant information and data to their satisfaction. TSG, Sawyer and Cranford acknowledge that they are represented by independent counsel of their own choosing or have voluntarily chosen not to seek advice of counsel. TSG, Sawyer and Cranford further acknowledge and represent that in executing this release they have not relied on any inducement, promise or representation made by any other party.

          (e) TSG, Sawyer and Cranford represent that they have carefully read and understand all the provisions of this release, and TSG, Sawyer and Cranford are voluntarily entering into this release. The benefits of this release shall inure to Motorsports, and its assigns, officers, directors, attorneys, agents, consultants, representatives, principals, predecessors and successors in interest, including without limitation, David Keaveney, Robert Brehm, Wenthur & Chachas, LLP and its attorneys (the "Released Parties")

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     3. All Necessary Actions. Motorsports, TSG, Sawyer and Cranford, agree to execute and deliver the documents reasonably necessary to effectuate the transfer, assignment and setting over of the shares to Sawyer and Cranford as set forth herein.

     4. Cooperation of Sawyer, Cranford and TSG and Special Power of Attorney.

          (a) Cooperation. Sawyer, Cranford and TSG agree to fully cooperate with Motorsports and its auditors in the preparation of any periodic, quarterly or annual reports required to be filed by Motorsports which require information pertaining to TSG, and agree to provide all information, documents, bank statements, invoices or other supporting documentation or information required by the independent auditors for Motorsports.

          (b) Special Power of Attorney; Attorney-In-Fact. TSG, Sawyer and Cranford, hereby grant to David Keaveney, President of Motorsports, a special power of attorney irrevocably making, constituting and appointing David Keaveney as attorney in-fact for TSG, Sawyer and Cranford, with power and authority to act in their name and on their behalf to obtain from any person or entity, including without limitation any financial institution, creditor, supplier, vendor or service provider, any information, documents, bank statements, invoices or other supporting documentation or information required by the independent auditors for Motorsports, as required for Motorsports to prepare and file any required periodic, quarterly, annual report.

          (c) Special Provisions. The Special Power of Attorney being granted by TSG, Sawyer and Cranford, (i) is a special power of attorney coupled with an interest, (ii) is irrevocable, (iii) shall survive the death or incapacity of either Sawyer or Cranford, (iv) is limited to the matters set forth in this section 4, and (v) provided this Agreement is executed and the transactions contemplated hereby are consummated on or before December 31, 2004, the Special Power of Attorney being granted hereby shall expired on December 31, 2005.

          (d) Signatures. David Keaveney may exercise the special power of attorney on behalf of TSG, Sawyer or Cranford by a facsimile signature acting as an attorney-in-fact for TSG, Sawyer or Cranford.

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     5. Miscellaneous Provisions.

          (a) Notices. All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within five (5) business days if mailed to the party to whom notice is to be given, by first-class mail, registered, or certified, postage prepaid and properly addressed as follows:

                  If to TSG, addressed to:
                  -----------------------
                  Ten Stix Gaming, Inc.
                  12252 West Chenango Drive
                  Morrison, Colorado 80465

                  If to Cranford, addressed to:
                  ----------------------------
                  Tony A. Cranford.
                  12252 West Chenango Drive
                  Morrison, Colorado 80465

                  If to Sawyer, addressed to:
                  ---------------------------
                  Thomas E. Sawyer
                  3101 Riverside Drive
                  Idaho Springs, CO 80452

                  If to Motorsports, addressed to:
                  --------------------------------
                  Motorsports Emporium, Inc.
                  Attn: David Keaveney
                  10631 E. Running Deer Trail
                  Scottsdale, Arizona 85262

          (b) Further Assurances. Each of the Parties to this Agreement agrees to perform such further acts and to execute and deliver any and all further documents that may reasonably be necessary or desirable to effectuate the purpose of this Agreement, such as appropriate requests for dismissal of actions with any and all judicial and/or administrative agencies.

          (c) Arbitration. The Parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement shall be resolved by final and binding arbitration as the exclusive remedy. Either party may commence the arbitration process by filing a written demand for arbitration with J.A.M.S./ENDISPUTE, or its successor, in San Diego County, California, and sending a copy to the other party. If the Parties are unable to agree upon an arbitrator from the list provided, the Parties shall alternate in striking names of arbitrators from the list until one is left, who shall be the Parties' arbitrator. The first party to strike the names of arbitrators from the list until one is left shall be the party who or which initially filed the written demand for arbitration. The Parties will cooperate in scheduling the arbitration proceedings. The arbitration will be conducted in accordance with the provisions of J.A.M.S./ENDISPUTE's

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     Comprehensive Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The Parties specifically incorporate the terms of California Code of Civil Procedure Section 1283.05 with respect to discovery. Should a non-party witness refuse to comply with a subpoena issued by the arbitrator and the arbitrator is unable to enforce compliance with the subpoena, the Parties agree to submit the subpoena to a Court of competent jurisdiction for enforcement of the subpoena. The arbitrator is authorized to award any remedy allowed by the Agreement or by applicable law.

          (d) Entire Agreement. This Agreement constitutes the entire Agreement between the Parties, and there are no other agreements modifying its terms. The terms of this Agreement can only be modified by a writing signed by all of the parties which expressly states that such modification is intended, and this Agreement cannot be amended by a partially or fully executed oral modification.

          (e) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of California. This Agreement shall be deemed made and entered into in San Diego County, State of California, United States of America; however, it is intended to resolve all claims, known or unknown, of TSG, Sawyer and Cranford, in any jurisdiction.

          (f) Interpretation of Agreement. This Agreement shall not be construed against any party on the basis that his, her or its attorney drafted it as each Party and their respective legal counsel has had an opportunity to review, make comments, changes and modifications to the Agreement prior to its execution.

          (g) Signature in Counterpart. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          (h) Independent Advice of Counsel. The Parties hereto, and each of them, represent and declare that in executing this Agreement they relied solely upon their own judgment, belief, knowledge and the advice and recommendations of their own independently selected counsel, concerning he nature, extent, and duration of their rights and claims, and that they have not been influenced to any extent whatsoever in executing the Agreement by any representations or statements covering any matters made by any other party or that party's representatives hereto, or have voluntarily chosen not to seek advice of counsel.

          (i) Successors. This Agreement shall be binding upon the Parties and their heirs, representatives, administrators, successors and assigns, and shall inure to the benefit of the released parties and each of them, and to their heirs, representative, successors and assigns.

          (j) Severability. If any provision of this Agreement is held by a Court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

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          (k) Attorneys' Fees and Costs. In the event any action at law or equity between or among the parties hereto is required to enforce any of the provisions of the Agreement, the unsuccessful party of such action covenants and agrees to pay the successful party all costs and expenses, including attorneys' fees and if such successful party shall recover a judgment in any action or proceeding, such costs, expenses and attorneys' fees shall be included in and a part of such judgment.

     IN WITNESS HEREOF, the parties hereto as evidence of their agreement to the terms of this Agreement have executed this Agreement on the date set forth opposite their respective names below.

                                                MOTORSPORTS EMPORIUM, INC.
                                                (formerly Ten Stix, Inc.)

                                                /S/ David Keaveney
Date: December 20, 2004                         ------------------------------
                                                By: David Keaveney
                                                Its: President


                                                TEN STIX GAMING, INC.

                                                /S/ Tony A. Cranford
Date: December 20, 2004                         ------------------------------
                                                By: Tony A. Cranford
                                                Its: President, CEO
                                                     and Director


                                                /S/ Karen Cranford
Date: December 20, 2004                         ------------------------------
                                                By:  Karen Cranford
                                                Its: Secretary, Treasurer
                                                     and Director


                                                /S/ Thomas E. Sawyer
Date: December 20, 2004                         ------------------------------
                                                Thomas E. Sawyer, individually


                                                /S/ Tony A. Cranford
Date: December 20, 2004                         ------------------------------
                                                Tony A. Cranford, individually


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